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                               SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549

                                      -------------------

                                            FORM 8-K
                                    CURRENT REPORT PURSUANT
                                 TO SECTION 13 OR 15(d) OF THE
                                SECURITIES EXCHANGE ACT OF 1934

                                         -------------


              Date of Report (Date of EarliestEvent Reported):  December20, 1996

                                  FOXMEYER HEALTH CORPORATION
          --------------------------------------------------------------------
                     (Exact Name of Registrant as Specified in its Charter)

                                            Delaware
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                         (State or Other Jurisdiction of Incorporation)

                      1-8549                                     25-1425889
          ------------------------------               -----------------------
             (Commission File Number)                         (I.R.S. Employer
                                                             Identification No.)

               1220 Senlac Drive, Carrollton, Texas                      75006
          ---------------------------------------------          --------------
             (Address of Principal Executive Offices)                 (Zip Code)

                                         (214) 365-7450
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                      (Registrant's Telephone Number, Including Area Code)


          ---------------------------------------------------------------------
                 (Former Name or Former Address, if Changed Since Last Report)
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          Item 5.   Other Events
          ------    ------------

                    FoxMeyer Health Corporation ("Fox Health") has determined that it will not make the quarterly dividend payments scheduled for January 1997 with respect to its $5.00 Cumulative Convertible Preferred Stock or its $4.20 Cumulative Exchangable Series A Preferred Stock. As a result of Fox Health's prior repurchases of its $5.00 Cumulative Convertible Preferred Stock, Fox Health has complied with its mandatory sinking fund obligation for its $5.00 Cumulative Preferred Stock and, therefore, will not be required to redeem additional shares of its $5.00 Cumulative Convertible Preferred Stock on January 15, 1997.

                    Reference is hereby made to the Press Release, dated December 20, 1996, issued by Fox Health, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                    Fox Health has exercised its option to either sell its 69.8% majority investment in Hamilton Morgan LLC ("Hamilton Morgan") or buy the remaining minority interest from Hamilton Morgan's other major investor, Robert Haft. Robert Haft has 90 days from December 19, 1996 to respond to Fox Health by agreeing to sell his interest in Hamilton Morgan to Fox Health or purchase from Fox Health its interest in Hamilton Morgan.

                    Reference is hereby made to the Press Release, dated December 19, 1996, issued by Fox Health, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

          Item 7.   Financial Statements and Exhibits
          -------   ---------------------------------

          (c)  Exhibits.

                    99.1 Press Release, dated December 20, 1996, issued by FoxMeyer Health Corporation.

                    99.2 Press Release, dated December 19, 1996, issued by FoxMeyer Health Corporation




                                 Page 2 of 4 pages


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOXMEYER HEALTH CORPORATION
                                        (Registrant)


          DATE:  December 26, 1996      By:  /s/ Edward L. Massman
                                           ---------------------------
                                            Edward L. Massman
                                            Senior Vice President and
                                            Chief Financial Officer





                                 Page 3 of 4 pages


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                                  EXHIBIT INDEX


          Exhibit No.                Description                 Page No.
          -----------                -----------                 --------


          99.1           Press Release, dated December 20, 1996,
                         issued by FoxMeyer Health Corporation.

          99.2           Press Release, dated December 19, 1996,
                         issued by FoxMeyer Health Corporation.





                                 Page 4 of 4 pages



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